Exhibit 10.36

NINTH MODIFICATION AGREEMENT

THIS EIGHTH MODIFICATION AGREEMENT (the "Agreement") is made as of the 21st day of August, 2002, by and among E-LOAN, INC. (the "Borrower"), and GMAC Bank, a federal saving bank (the "Lender").

BACKGROUND

The Borrower and the Lender entered into a Warehouse Credit Agreement, dated as of November 1, 2001, as amended (as so amended, the "Warehouse Credit Agreement") pursuant to which the Lender agreed to make advances (the "Advances") to the Borrower in accordance with the provisions of the Warehouse Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Warehouse Credit Agreement.

The Advances are evidenced by the Borrower's Amended and Restated Note, dated as of December 17, 2001 (the "Note") in the stated principal amount of $70,000,000 and secured by, among other things, a Warehouse Security Agreement dated as of November 1, 2001, as amended (as so amended, the "Warehouse Security Agreement") between the Borrower and the Lender granting the Lender a security interest in certain of the Borrower's assets.

The Borrower has requested that the Lender make certain modifications to the terms of the Warehouse Credit Agreement, and the Lender has agreed to such modification, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Warehouse Credit Agreement. The Warehouse Credit Agreement is hereby amended as follows:

(a) The definition of "Commitment" contained in Section 1.01 of the Warehouse Credit Agreement is amended to read in full as follows:

""Commitment" shall mean the obligation of the Lender to make Advances in an aggregate principal amount outstanding at any time not to exceed $50,000,000, or such other amount as Lender, in its sole discretion, may determine from time to time, provided however, that during the period of August 21, 2002 through October 15, 2002, Commitment shall not exceed $150,000,000."

2. Note. The Note shall be amended and restated to provide that the principal amount due thereunder shall be One Hundred Fifty Million US Dollars ($150,000,000).

3. References to Credit Documents. Upon the effectiveness of this Agreement:

(a) Each reference in the Warehouse Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the Restated Note and the Warehouse Security Agreement to the Warehouse Credit Agreement, shall mean and be a reference to the Warehouse Credit Agreement as amended hereby;

(b) Each reference in the Warehouse Credit Agreement and the Warehouse Security Agreement to the Note shall mean and be a reference to the Restated Note; and

(c) Each reference in the Warehouse Credit Agreement and the Note to the Warehouse Security Agreement shall mean and be a reference to the Warehouse Security Agreement as amended hereby.

4. Ratification of Documents.

(a) Except as specifically amended herein or amended and restated in the Restated Note, the Warehouse Credit Agreement, the Note and the Warehouse Security Agreement shall remain unaltered and in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Agreement and the Restated Note shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Warehouse Credit Agreement, the Note or the Warehouse Security Agreement nor constitute a waiver of any default or Event of Default under the Warehouse Credit Agreement, the Note or the Warehouse Security Agreement.

5. Representations and Warranties. The Borrower hereby certifies that (i) the representations and warranties which it made in the Warehouse Credit Agreement and the Warehouse Security Agreement are true and correct as of the date hereof and (ii) no Event of Default and no event which could become an Event of Default with the passage of time or the giving of notice, or both, under the Note, the Warehouse Credit Agreement or the Warehouse Security Agreement exists on the date hereof.

6. Miscellaneous.

(a) This Agreement shall be governed by and construed according to the laws of the State of Delaware without regard to principles of conflicts of laws and shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

(b) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(c) This Agreement is intended to take effect as a document under seal.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

E-LOAN, INC.

By:____________________________________

Name:

Title:

GMAC Bank

By:____________________________________

Name:

Title: